Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of BroadenGate Systems, Inc. of our report dated January 29, 2002 relating to the consolidated financial statements of BroadenGate Systems, Inc. for the year ended December 31, 2001.



                                       /s/ Blackman Kallick Bartelstein, LLP
                                       -------------------------------------
                                       Blackman Kallick Bartelstein, LLP
                                       Certified Public Accountants







Chicago, Illinois
July 1, 2002